Filed pursuant to Rule 497

Registration No. 333-232183

OWL ROCK CAPITAL CORPORATION II

Supplement No. 6 dated April 16, 2020

To

Prospectus dated October 4, 2019

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated October 4, 2019 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 34 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR PUBLIC OFFERING

Since commencing our initial public offering and through April 15, 2020, we have issued 123,674,573 shares of our common stock for gross proceeds of approximately $1.14 billion, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”) in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

On April 14, 2020 (the “Closing Date”), ORCC II Financing II LLC (“ORCC II Financing II”), a Delaware limited liability company and our newly formed subsidiary entered into a Credit Agreement (the “Secured Credit Facility”), with ORCC II Financing II, as Borrower, the lenders from time to time parties thereto (the “Lenders”), Natixis, New York Branch, as Administrative Agent, State Street Bank and Trust Company as Collateral Agent and Cortland Capital Market Services LLC as Document Custodian.

From time to time, we expect to sell and contribute certain investments to ORCC II Financing II pursuant to a Sale and Contribution Agreement by and between us and ORCC II Financing II.  No gain or loss will be recognized as a result of the contribution.  Proceeds from the Secured Credit Facility will be used to finance the origination and acquisition of eligible assets by ORCC II Financing II, including the purchase of such assets from us.  We retain a residual interest in assets contributed to or acquired by ORCC II Financing II through our ownership of ORCC II Financing II.  The maximum principal amount of the Credit Facility is $200 million; the availability of this amount is subject to an overcollateralization ratio test, which is based on the value of ORCC II Financing II’s assets from time to time, and satisfaction of certain conditions, including an interest coverage ratio test, certain concentration limits and collateral quality tests.

The Secured Credit Facility provides for the ability to (1) draw term loans and (2) draw and redraw revolving loans under the Secured Credit Facility for a period of up to two years after the Closing Date unless the revolving commitments are terminated or converted to term loans sooner as provided in the Secured Credit Facility (the “Commitment Termination Date”).  Unless otherwise terminated, the Secured Credit Facility will mature on April

14, 2029 (the “Stated Maturity”).  Prior to the Stated Maturity, proceeds received by ORCC II Financing II from principal and interest, dividends, or fees on assets must be used to pay fees, expenses and interest on outstanding borrowings, and the excess may be returned to the Company, subject to certain conditions.  On the Stated Maturity, ORCC II Financing II must pay in full all outstanding fees and expenses and all principal and interest on outstanding borrowings, and the excess may be returned to us.

Amounts drawn bear interest at LIBOR (or, in the case of certain lenders that are commercial paper conduits, the lower of their cost of funds and LIBOR plus 0.25%) plus 3.00%. From the Closing Date to the Commitment Termination Date, there is a commitment fee that steps up during the year after the Closing Date from 0.00% to 0.90% per annum on the undrawn amount, if any, of the revolving commitments in the Secured Credit Facility.  The Secured Credit Facility contains customary covenants, including certain financial maintenance covenants, limitations on the activities of ORCC II Financing II, including limitations on incurrence of incremental indebtedness, and customary events of default.  The Secured Credit Facility is secured by a perfected first priority security interest in the assets of ORCC II Financing II and on any payments received by ORCC II Financing II in respect of those assets.  Assets pledged to the Lenders will not be available to pay our debts.

Borrowings of ORCC II Financing II are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.